     As filed with the Securities and Exchange Commission on June 13, 1997

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  June 10, 1997


                      EQUITY RESIDENTIAL PROPERTIES TRUST
               (Exact Name of Registrant as Specified in Charter)


          Maryland                         1-12252               13-3675988
 (State or other jurisdiction            (Commission          (I.R.S. Employer
of incorporation or organization         File Number         Identification No.)


                Two North Riverside Plaza, Suite 400
                         Chicago, Illinois                          60606
              (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (312) 474-1300

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

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

ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits

     Exhibit
     Number       Exhibit
     -------      -------
       1.1        Form of Terms Agreement dated June 10, 1997, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file
                  no. 333-27153, under the Securities Act of 1933, as amended, which Terms Agreement incorporates the terms and provisions of
                  Equity Residential Properties Trust (a Maryland real estate investment trust) -- Common Shares of Beneficial Interest,
                  Preferred Shares of Beneficial Interest and Depositary Shares
                  -- Standard Underwriting Provisions, dated May 16, 1997, and which was previously filed pursuant to a Current Report on
                  Form 8-K, dated May 16, 1997, and is incorporated herein by reference, and each of which, as this Form 8-K filing is
                  incorporated by reference in such registration statement, are set forth in full in such registration statement.

       1.2     *  Form of Purchase Agreement which was previously filed pursuant to a Current Report on Form 8-K, dated March 20, 1997, which is hereby incorporated by reference as an exhibit pursuant to Regulation S-K, Item 601(b)(1) to the Registrant's registration statement on Form S-3, file no. 333-27153, under the Securities Act of 1933, as amended, and which, as this 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

         5        Opinion of Rosenberg & Liebentritt, P.C., with an opinion of
                  Hogan & Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-27153, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.

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* Incorporated by reference from a previous filing.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EQUITY RESIDENTIAL PROPERTIES TRUST


Date: June 13, 1997           By:   /s/ David J. Neithercut
                                    --------------------------------------
                                    David J. Neithercut, Executive Vice
                                    President and Chief Financial Officer

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